UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------


                                    FORM 8-K

                             ----------------------


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 25, 2005
                                                           -------------

                                     ElkCorp
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



                                    Delaware
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)

           1-5341                                    75-1217920
---------------------------               --------------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)


             14911 Quorum Drive, Suite 600, Dallas, Texas 75254-1491
             -------------------------------------------------------
                    (Address of principal executive offices)

                                 (972) 851-0500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                             ----------------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (18 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (18 CFR 240.13e-4(c))

Item 5.02  Departures of Directors or Principal Officers; Election of Directors;
--------------------------------------------------------------------------------
Appointment of Principal Officers
---------------------------------

David W. Quinn, a member of the Board of Directors since 1996, announced that he will not stand for re-election at the expiration of his term at the Annual Meeting of Shareholders scheduled for October 25, 2005. A copy of a press release announcing Mr. Quinn's decision is attached as Exhibit 99.1.


Item 9.01  Financial Statements and Exhibits
--------------------------------------------

Exhibit
Number                     Description
------                     -----------
  99.1                     Press release dated July 27, 2005

                                   SIGNATURES



Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                     ElkCorp


DATE:         July 27, 2005          /s/ Gregory J. Fisher
     ---------------------------     ----------------------
                                     Gregory J. Fisher
                                     Senior Vice President,
                                     Chief Financial Officer and Controller


                                     /s/ Leonard R. Harral
                                     ---------------------
                                     Leonard R. Harral
                                     Vice President, Chief Accounting Officer
                                     and Treasurer

                                INDEX TO EXHIBITS

Exhibit No.                Description
-----------                -----------

99.1                       Press release dated July 27, 2005